Filed Pursuant to Rule 497(a)

File No. 333-291400

Rule 482ad

RoboStrategy, Inc. Video Script

Topic: “BUY HEAVY! This Robotics Stock is the Future,” sponsored YouTube Short by Joseph Hogue, CFA, on the Let’s Talk Money! YouTube channel (published October 13, 2026)

Script

Joseph Hogue: RoboStrategy, ticker BOT, is a publicly traded closed-end investment fund built specifically around robotics and physical AI.

[On-screen: Nasdaq quote page, “Robostrategy, Inc. (BOT)” price chart]

[On-screen: RoboStrategy website, homepage with portfolio companies (Figure AI, Apptronik, Standard Bots, Dyna Robotics)]

The idea is to give regular investors something that traditionally required being inside that venture capital, accredited investor network: access to a portfolio of private robotics companies through one publicly traded investment. RoboStrategy invests from seed-stage companies through later venture rounds, and eventually even public companies, allowing it to build those relationships with founders early and potentially continue investing as those companies scale.

[On-screen: RoboStrategy website, “Leading robotics companies are still private. BOT gives you access.”]

[On-screen: RoboStrategy website, “About RoboStrategy”]

That's important in a market where some of the biggest opportunities may be created years before an IPO.

[On-screen: RoboStrategy website, “Market Size” key figures ($60T addressable market)]

[On-screen: RoboStrategy website, “Market Size” project growth, “A trillion-dollar market, unit by unit.”]

The fund targets a multi-stage, US-focused strategy of primarily private companies, built around those founder-level relationships, for investments you just couldn't get otherwise.

[On-screen: Nasdaq quote page, “Robostrategy, Inc. (BOT)” price chart (shown again; see image above)]